UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  May 17, 2004
                Date of Report (Date of earliest event reported)


                         CITIZENS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

       KENTUCKY                      0-20148                61-1187135
(State of incorporation)      (Commission File Number)    (IRS Employer
                                                          Identification Number)


                             12910 SHELBYVILLE ROAD
                           LOUISVILLE, KENTUCKY 40243
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (502) 244-2420


                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 7.               Financial Statements and Exhibits

                      (c) Exhibits (furnished pursuant to Item 12)

                      The registrant's earnings press release dated May 17, 2004, reporting its first quarter 2004 results of operation and financial condition, is attached hereto as
                      Exhibit 99.1 and incorporated by rceference herein.

ITEM 12.              Results of Operations and Financial Condition

                      The registrant's earnings press release dated May 17, 2004, reporting its first quarter 2004 results of operation and financial condition, is attached hereto as
                      Exhibit 99.1 and incorporated by reference herein.


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Citizens Financial Corporation
                                   Registrant


Date:  May 17, 2004                                        /s/ Len E. Schweitzer
                                                          ----------------------
                                                          Len E. Schweitzer
                                                          Treasurer




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                                INDEX TO EXHIBITS

         Exhibit
          Number            Description
           99.1             Earnings Press Release dated May 17, 2004